SECURITIES AND EXCHANGE COMMISSION

                          WASHINGTON, DC 20549


                               FORM 8-K/A
                             CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(D)
                 OF THE SECURITIES EXCHANGE ACT OF 1934


            Date of report (date of earliest event reported):

                             AUGUST 20, 1997


                           CARROLS CORPORATION
           (Exact Name of Registrant as Specified in Charter)


                                Delaware
             (State or Other Jurisdiction of Incorporation)



               1-6553                                                  16-0958146
        (Commission File No.)                                         (IRS Employer
                                                                   Identification No.)


               968 James Street, Syracuse, New York 13203
          (Address of Principal Executive Offices)   (Zip Code)

        Registrant's telephone number, including area code:

                          (315) 424-0513


                          Not Applicable
      (Former Name or Former Address, if Changed Since Last Report)

ITEM 2 - ACQUISITION OR DISPOSITION OF ASSETS


As reported on Form 8-K dated August 20, 1997, filed September 4, 1997, the Company acquired 63 Burger King restaurants for an aggregate purchase price of approximately $52 million in cash, pursuant to a Purchase Agreement, dated as of July 7, 1997, among the Company and Richard D. Fors, Jr., Charles J. Mund, Charles J. Mund, Jr., Eric W. Mund, William
J. O'Donnell, John T. Sweeney, William J. Reznicek and certain other individuals and entities signatory thereto.

This Form 8-K/A includes the interim financial statements and pro forma financial information required by items 7(a) and 7(b) to Form 8-K.

ITEM  7 - FINANCIAL  STATEMENTS,  PRO  FORMA  FINANCIAL  INFORMATION  AND
EXHIBITS

(A)  FINANCIAL STATEMENTS OF BUSINESS ACQUIRED

     The 63 Burger King restaurants acquired by the Company were affiliated with Resser Management Corporation, Pennyline Group, Incorporated and Derby Management Corporation. These three corporations were not acquired by Carrols Corporation. Combined Financial Statements for the years ended December 31, 1996, 1995 and 1994 for the 63 Burger King Franchisees and the independent auditors report thereon, together with the notes thereto, were previously filed with Form 8-K on September 4, 1997.

     The unaudited Interim Combined Financial Statements of the Burger King Franchisees for the six months ended June 30, 1997 and 1996 are located at pages 5 through 7 of this report.

(B)  PRO FORMA FINANCIAL INFORMATION

     The following unaudited Pro Forma Consolidated Financial Statements are filed with this report:
                                                       PAGES
     Pro Forma Consolidated Balance Sheet
     at June 30, 1997 . . . . . . . . . . . . . . . . . . . . . . . . . .
     . . . . . . . . . . . . . .   9-10

     Pro Forma Consolidated Statement of Operations
     for the six months ended
     June 30, 1997 . . . . . . . . . . . . . . . . . .  . . . . . . . . .
     . . . . . . . . . . . . . . .    11

     Pro Forma Consolidated Balance Sheet
     at December 31, 1996 . . . . . . . . . . . . . . . . . . . . . . . .
     . . . . . . . . . . . . 12-13

     Pro Forma Consolidated Statement of Operations
     for the year ended
     December 31, 1996 . . . . . . . . . . . . . . . . .  . . . . . . . .
 . . . . . . . . . . . . .   14


(C)  EXHIBITS

     None.

                                  SIGNATURES




Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:   November 3, 1997



                              CARROLS CORPORATION



                              By: ______________________________
                                  Paul R. Flanders
                                  Vice President - Finance

       BURGER KING FRANCHISEES AFFILIATED WITH RESSER MANAGEMENT CORP.,
               PENNYLINE GROUP, INC. AND DERBY MANAGEMENT CORP.
                            COMBINED BALANCE SHEET
                                 JUNE 30, 1997
                                  (UNAUDITED)

ASSETS:
Current Assets:
  Cash                                                              $       656,349
  Inventories                                                                374,053
  Notes receivable - related party landlord                                    31,768
  Notes receivable - management companies                               15,689,291
  Prepaid expenses and other current assets                                  627,500
      Total current assets                                              17,378,961
Property and Equipment:
  Building                                                                  352,907
  Restaurant equipment                                                 16,114,825
  Leasehold improvements                                                 6,593,802
  Total property and equipment, at cost                                23,061,534
  Less:  accumulated depreciation                                     (17,574,574)
      Net property and equipment                                         5,486,960
Other Assets:
  Deferred charges - net                                                 1,416,805
  Note receivable - related party landlord,
    net of current portion                                                  369,945
  Long-term notes receivable - management
    companies                                                            5,350,000
  Security deposits                                                           23,050
      Total other assets                                                 7,159,800
                                                                    $ 30,025,721
LIABILITIES AND EQUITY:
Current liabilities:
  Notes payable to-
    Banks                                                           $      641,811
    Supplier                                                                  34,701
    Stockholders                                                              70,008
  Accounts payable                                                       1,035,393
  Taxes withheld and payable                                                489,269
  Accrued expenses and other current liabilities                            575,731
      Total current liabilities                                          2,846,913
Notes payable, net of current portion-
    Banks                                                                2,647,509
    Supplier                                                                153,718
    Stockholders                                                         1,283,281
        Total liabilities                                                6,931,421
Equity:
  Common stock                                                              490,706
  Additional paid-in capital                                             5,901,551
  Retained earnings                                                    16,593,347
  Members' capital                                                          108,696
      Total equity                                                     23,094,300
                                                                    $ 30,025,721

       BURGER KING FRANCHISEES AFFILIATED WITH RESSER MANAGEMENT CORP.,
               PENNYLINE GROUP, INC. AND DERBY MANAGEMENT CORP.
                       COMBINED STATEMENTS OF OPERATIONS
                                  (UNAUDITED)


                                                      _______ SIX MONTHS
ENDED_______

                                                                      1997                               1996
Sales                                                                $   31,639,539                       $  29,710,001
Cost of goods sold
  Food                                                                    7,637,222                           7,107,863
  Paper                                                                     894,663                             880,690
      Total cost of goods sold                                            8,531,885                           7,988,553
Gross profit                                                             23,107,654                          21,721,448
Operating and administrative expenses:
  Salaries and wages                                                      5,505,458                           4,856,373
  Payroll taxes and other employee benefits                                 773,100                             773,755
  Accounting                                                                272,044                             261,375
  Advertising                                                             1,524,271                           1,461,515
  Amortization of deferred charges                                           65,050                              65,403
  Depreciation                                                              607,800                             531,284
  Electric and gas                                                        1,200,794                           1,130,956
  Hauling of waste                                                          116,005                             112,499
  Insurance                                                                 130,411                             101,564
  Interest                                                                  140,919                             126,424
  Kitchen and dining room supplies                                          263,349                             233,291
  Promotion                                                                 943,003                             876,668
  Rent                                                                    2,705,825                           2,534,154
  Repairs and maintenance                                                   757,277                             731,782
  Royalties                                                               1,107,538                           1,040,022
  Taxes and licenses                                                        499,645                             478,228
  Other operating expenses                                                  335,860                             310,624
  Fees to affiliated companies-
    Management                                                            1,528,759                           1,415,506
    Administrative                                                        2,357,894                           2,139,996
    Consulting                                                              500,247                             496,445
      Total operating and administrative expenses                        21,335,249                          19,677,864
Income from operations                                                    1,772,405                           2,043,584
  Interest income - affiliated companies                                    663,656                             567,553
Net Income                                                           $    2,436,061                      $    2,611,137

       BURGER KING FRANCHISEES AFFILIATED WITH RESSER MANAGEMENT CORP.,
               PENNYLINE GROUP, INC. AND DERBY MANAGEMENT CORP.
                       COMBINED STATEMENTS OF CASH FLOWS
                                  (UNAUDITED)


                                                     ______  SIX MONTHS
ENDED________

                                                                      1997                               1996
Cash flows from operating activities:
  Net income                                                 $   2,436,061                      $   2,611,137
  Adjustments to reconcile net income to net cash flow from
    operating activities:
      Depreciation and amortization                                  672,850                            596,687
      Effect of changes in operating assets and liabilities         (620,924)                           405,967
        Net cash provided by operating activities                 2,487,987                          3,613,791
Cash flows from investing activities:
  Capital expenditures                                             (893,685)                          (999,258)
  Net increase in notes receivable - management companies          (249,028)                       (1,588,971)
  Net increase (decrease) in note receivable - related party          20,378                          (401,927)
  Other                                                              (60,863)                           (23,396)
        Net cash used in investing activities                   (1,183,198)                        (3,013,552)
Cash flows from financing activities:
  Increase in notes payable to banks and supplier                   583,267                            702,037
  Dividends paid to stockholders                                (1,762,000)                        (1,146,667)
  Other                                                             (26,802)                          (183,526)
        Net cash used in financing activities                   (1,205,535)                          (628,156)
Net increase (decrease) in cash                                       99,254                           (27,917)
Cash, beginning of period                                           557,095                            676,279
Cash, end of period                                          $     656,349                      $     648,362

                           CARROLS CORPORATION
                  PRO FORMA CONSOLIDATED FINANCIAL DATA
                               (UNAUDITED)



The unaudited Pro Forma Consolidated Balance Sheets at June 30, 1997 and December 31, 1996 reflect pro forma adjustments that were computed assuming the acquisition had occurred on June 30, 1997 and December 31, 1996, respectively. The June 30, 1997 and December 31, 1996 unaudited Pro Forma Consolidated Statements of Operations reflect pro forma adjustments assuming the acquisition had occurred on January 1, 1997 and January 1, 1996 respectively.

The unaudited pro forma consolidated financial statements have been prepared by Registrant based upon assumptions deemed proper by it. The unaudited pro forma consolidated financial statements presented herein are shown for illustrative purposes only and are not necessarily indicative of the future financial position or future results of operations of Registrant, or of the financial position or results of operations of Registrant that would have actually occurred had the transaction been in effect as of the date or for the periods presented.

The unaudited pro forma consolidated financial statements should be read in conjunction with the Registrant's (i) historical financial statements and related notes and (ii) Management's Discussion and Analysis of Financial Condition and Results of Operations.

                     CARROLS CORPORATION AND SUBSIDIARIES
                     PRO FORMA CONSOLIDATED BALANCE SHEET
                                 JUNE 30, 1997
                                  (UNAUDITED)



                                                               Carrols                   Pro Forma                 Pro Forma
                                                             AS REPORTED                ADJUSTMENTS                  TOTAL
ASSETS:
Current assets:
 Cash and cash equivalents                            $    3,320,000                                       $    3,320,000
 Trade and other receivables, net                              382,000                                              382,000
 Inventories                                                2,391,000           $      380,000 (a)               2,771,000
 Prepaid real estate taxes                                     565,000                                              565,000
 Deferred income taxes                                      3,264,000                                            3,264,000
 Prepaid expenses and other current assets                  1,066,000              _________                     1,066,000
  Total current assets                                    10,988,000                    380,000                11,368,000
Property & equipment, at cost:
 Land                                                      9,513,000                    655,000 (a)            10,168,000
 Buildings and improvements                              16,533,000                  1,122,000 (a)             17,655,000
 Leasehold improvements                                  39,329,000                                            39,329,000
 Equipment                                               51,888,000                  8,457,000 (a)             60,345,000
 Capital leases                                          14,548,000                                            14,548,000
 Construction in progress                                  1,760,000               _________                     1,760,000
                                                       133,571,000                 10,234,000                143,805,000
 Less: accumulated depreciation and amortization        (67,190,000)               _________                  (67,190,000)
  Net property & equipment                               66,381,000                10,234,000                  76,615,000
Franchise rights, net                                    65,944,000                41,677,000 (a)            107,621,000
Beneficial leases, net                                     6,486,000                                            6,486,000
Excess cost over fair value of assets acquired, net        1,704,000                                            1,704,000
Deferred income taxes                                      7,422,000                                            7,422,000
Other assets                                               8,071,000                  (161,000) (a)             7,910,000
                                                      $166,996,000              $ 52,130,000               $219,126,000

                     CARROLS CORPORATION AND SUBSIDIARIES
                     PRO FORMA CONSOLIDATED BALANCE SHEET
                                 JUNE 30, 1997
                                  (UNAUDITED)


                                                               Carrols                   Pro Forma                 Pro Forma
                                                             AS REPORTED                ADJUSTMENTS                  TOTAL
LIABILITIES AND STOCKHOLDER'S EQUITY:
Current liabilities:
 Current portion of long-term debt                      $    580,000                                         $    580,000
 Current portion of capital lease obligations                 491,000                                              491,000
 Accounts payable                                          5,897,000                                            5,897,000
 Accrued liabilities:
  Payroll and employee benefits                            3,467,000                                            3,467,000
  Taxes - income and other                                 1,674,000                                            1,674,000
  Interest                                                 4,743,000                                            4,743,000
  Other                                                    3,522,000            $     230,000 (a)               3,752,000
   Total current liabilities                             20,374,000                    230,000                20,604,000
Long-term debt, net of current portion                 120,635,000                51,900,000 (a)            172,535,000
Capital lease obligations, net of current portion          2,281,000                                            2,281,000
Deferred income - sale/leaseback of real estate            2,094,000                                            2,094,000
Accrued postretirement benefits                            1,557,000                                            1,557,000
Other liabilities                                          2,397,000              _________                     2,397,000
   Total liabilities                                   149,338,000                52,130,000                201,468,000
Stockholder's equity:
 Common stock                                                         10                                                   10
 Additional paid-in capital                              30,547,990                                           30,547,990
 Accumulated deficit                                    (12,890,000)               _________                 (12,890,000)
   Total stockholder's equity                            17,658,000                _________                  17,658,000
                                                      $166,996,000              $ 52,130,000               $219,126,000



(a) To reflect the assets and liabilities acquired related to the purchase of sixty-three restaurants on August 20, 1997 financed with approximately $51.9 million of long-term debt.

                     CARROLS CORPORATION AND SUBSIDIARIES
                PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                    FOR THE SIX MONTHS ENDED JUNE 30, 1997
                                  (UNAUDITED)



                                                                   63 Burger King
                                                Carrols              Franchisees            Pro Forma            Pro Forma
                                              AS REPORTED            HISTORICAL            ADJUSTMENTS             TOTAL
Revenues:
 Sales                                  $ 130,542,000          $ 31,640,000                                $ 162,182,000
 Other income                                    145,000          _________              ________                    145,000
                                          130,687,000             31,640,000                                  162,327,000
Costs and expenses:
 Cost of sales                              37,302,000             8,532,000                                   45,834,000
 Restaurant wages & related expenses        40,605,000             6,279,000          $  2,759,000   (e)       49,643,000
 Other restaurant operating expenses        26,716,000             7,117,000                                   33,833,000
 Depreciation and amortization                6,836,000               673,000               480,000   (c)        7,989,000
 Administrative expenses                      5,800,000            4,659,000            (4,029,000)  (d)         6,430,000
 Advertising expenses                         5,791,000            2,467,000                                     8,258,000
                                           __________           __________              _________            ___________
   Total operating expenses               123,050,000            29,727,000                (790,000)          151,987,000
Operating income                              7,637,000            1,913,000                790,000             10,340,000
Interest:
  Income - affiliates                                                (664,000)             664,000   (b)
  Expense                                     7,081,000               141,000            1,964,000   (b)          9,186,000
                                              7,081,000              (523,000)           2,628,000                9,186,000
 Income before taxes                             556,000           2,436,000            (1,838,000)               1,154,000
Provision for taxes                              372,000         _________                  239,000   (f)            611,000
  NET INCOME                            $       184,000        $  2,436,000           $ (2,077,000)        $        543,000

(b) To remove acquired Company's interest income/expense and reflect Carrols' estimated interest expense on the purchase price of the acquisition. Carrols' six month June 1997 average debt interest rate of 8.1% was used.

(c) To remove acquired Company's depreciation and amortization and reflect Carrols' estimated depreciation and amortization expense for acquired equipment, franchise fees and lease acquisition costs.

(d) To remove acquired Company's accounting charges, administrative cost charges, consulting fees and management fees charged to the restaurants that would not be incurred by Carrols.

(e) To reflect costs that would be incurred directly by the restaurant entities in operating the restaurants as stand-alone Burger King restaurants but were instead incurred by affiliated companies, specifically Resser Management Corp., Pennyline Group, Inc. and Derby Management Corp which were not acquired by Carrols. These costs include costs of insurance, salary and benefits of restaurant managers and costs relating to recruiting and training restaurant employees.

(f) To reflect tax expense as if the acquired Company was taxed as a C corporation at a 40% effective tax rate.

                     CARROLS CORPORATION AND SUBSIDIARIES
                     PRO FORMA CONSOLIDATED BALANCE SHEET
                               DECEMBER 31, 1996
                                  (UNAUDITED)



                                                                Carrols                 Pro Forma               Pro Forma
                                                              AS REPORTED              ADJUSTMENTS                TOTAL
ASSETS:
Current assets:
 Cash and cash equivalents                               $  1,314,000                                      $  1,314,000
 Trade and other receivables, net                               793,000                                           793,000
 Inventories                                                 2,163,000          $     380,000 (a)              2,543,000
 Prepaid real estate taxes                                      725,000                                           725,000
 Deferred income taxes                                       3,264,000                                         3,264,000
 Prepaid expenses and other current assets                      932,000              ________                     932,000
  Total current assets                                       9,191,000                  380,000                9,571,000
Property & equipment, at cost:
 Land                                                        9,066,000                  655,000 (a)            9,721,000
 Buildings and improvements                                16,175,000                1,122,000 (a)           17,297,000
 Leasehold improvements                                    38,816,000                                        38,816,000
 Equipment                                                 46,834,000                8,457,000 (a)           55,291,000
 Capital leases                                            14,548,000              _________                 14,548,000
                                                         125,439,000               10,234,000              135,673,000
 Less: accumulated depreciation and amortization          (63,356,000)              _________               (63,356,000)
  Net property & equipment                                 62,083,000              10,234,000                72,317,000
Franchise rights, net                                      46,203,000              41,677,000 (a)            87,880,000
Beneficial leases, net                                       6,907,000                                         6,907,000
Excess cost over fair value of assets acquired, net          1,733,000                                         1,733,000
Deferred income taxes                                        6,637,000                                         6,637,000
Other assets                                                 5,834,000                   29,000 (a)            5,863,000
                                                       $138,588,000             $ 52,320,000             $190,908,000

                     CARROLS CORPORATION AND SUBSIDIARIES
                     PRO FORMA CONSOLIDATED BALANCE SHEET
                               DECEMBER 31, 1996
                                  (UNAUDITED)



                                                                Carrols                 Pro Forma               Pro Forma
                                                              AS REPORTED              ADJUSTMENTS                TOTAL
LIABILITIES AND STOCKHOLDER'S DEFICIT:
Current liabilities:
 Current portion of long-term debt                        $         8,000                                   $          8,000
 Current portion of capital lease
  obligations                                                    574,000                                            574,000
 Accounts payable                                              9,319,000                                         9,319,000
 Accrued liabilities:
  Payroll and employee benefits                                3,837,000                                         3,837,000
  Taxes                                                        2,334,000                                         2,334,000
  Interest                                                     4,741,000                                         4,741,000
  Other                                                        3,382,000        $     420,000  (a)               3,802,000
   Total current liabilities                                 24,195,000                420,000                 24,615,000
Long-term debt, net of current portion                     118,180,000            51,900,000  (a)            170,080,000
Capital lease obligations, net of current portion             2,503,000                                         2,503,000
Deferred income - sale/leaseback of real estate               2,154,000                                         2,154,000
Accrued postretirement benefits                               1,522,000                                         1,522,000
Other liabilities                                             1,696,000          __________                     1,696,000
   Total liabilities                                      150,250,000             52,320,000                202,570,000
Stockholder's deficit:
 Common stock                                                            10                                                10
 Additional paid-in capital                                   1,411,990                                         1,411,990
 Accumulated deficit                                       (10,574,000)                                      (10,574,000)
 Less: Note receivable - redemption of
  warrants                                                   (2,500,000)          __________                   (2,500,000)
   Total stockholder's deficit                             (11,662,000)           __________                 (11,662,000)
                                                       $ 138,588,000            $ 52,320,000             $ 190,908,000


(a) To reflect the assets and liabilities acquired related to the purchase of sixty-three restaurants on August 20, 1997 financed with approximately $51.9 million of long-term debt.

                     CARROLS CORPORATION AND SUBSIDIARIES
                PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                     FOR THE YEAR ENDED DECEMBER 31, 1996
                                  (UNAUDITED)



                                                                   63 Burger King
                                                Carrols              Franchisees            Pro Forma            Pro Forma
                                              AS REPORTED            HISTORICAL            ADJUSTMENTS             TOTAL
Revenues:
 Sales                                  $ 240,809,000           $ 62,444,000                               $ 303,253,000
 Other income                                    316,000           _________             __________                 316,000
                                           241,125,000             62,444,000                                 303,569,000
Costs and expenses:
 Cost of sales                               68,031,000            16,984,000                                   85,015,000
 Restaurant wages & related expenses         70,894,000            11,822,000          $ 5,444,000  (e)         88,160,000
 Other restaurant operating expenses         48,683,000            13,753,000                                   62,436,000
 Depreciation and amortization               11,015,000              1,186,000            1,120,000  (c)        13,321,000
 Administrative expenses                     10,703,000              9,000,000           (7,740,000) (d)        11,963,000
 Advertising expenses                        10,798,000              4,678,000                                  15,476,000
 Costs associated with change
  in control                                      509,000       ___________              _________                   509,000
   Total operating expenses                220,633,000             57,423,000            (1,176,000)          276,880,000
Operating income                             20,492,000              5,021,000            1,176,000             26,689,000
Interest:
  Income - affiliates                                               (1,241,000)           1,241,000  (b)
  Expense                                    14,209,000                 286,000           3,931,000  (b)        18,426,000
                                             14,209,000                (955,000)          5,172,000             18,426,000
 Income before taxes                           6,283,000             5,976,000           (3,996,000)              8,263,000
Provision for taxes                            3,100,000          _________                  792,000  (f)         3,892,000
  NET INCOME                            $     3,183,000        $    5,976,000         $( 4,788,000)        $     4,371,000


(b) To remove acquired Company's interest income/expense and reflect Carrols' estimated interest expense on the purchase price of the acquisition. Carrols' annual 1996 average debt interest rate of 8.1% was used.

(c) To remove acquired Company's depreciation and amortization and reflect Carrols' estimated depreciation and amortization expense for acquired equipment, franchise fees and lease acquisition costs.

(d) To remove acquired Company's accounting charges, administrative cost charges, consulting fees and management fees charged to the restaurants that would not be incurred by Carrols.

(e) To reflect costs that would be incurred directly by the restaurant entities in operating the restaurants as stand-alone Burger King restaurants but were instead incurred by affiliated companies, specifically Resser Management Corp., Pennyline Group, Inc. and Derby Management Corp which were not acquired by Carrols. These costs include costs of insurance, salary and benefits of restaurant managers and costs relating to recruiting and training restaurant employees.

(f) To reflect tax expense as if the acquired Company was taxed as a C corporation at a 40% effective tax rate.






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